Bitcoin Shop, Inc.

BTCS™

Blockchain Technology Consumer Solutions

Bitcoin Shop | BTCS Wallet | BTCS Mining | BTCS ATMs

Corporate Presentation

(OTCQB: BTCS)

January 2015

Safe Harbor

The following presentation is an outline of matters for informational purposes only. This document does not constitute an offer to sell or a solicitation of an offer to buy any securities of Bitcoin Shop, Inc. ("Bitcoin Shop", "BTCS", "we" or "us").

While we believe the information provided herein is reliable, as of the date hereof, neither Bitcoin Shop nor any of its affiliates, subsidiaries, directors, officers, employees, agents or consultants (i) makes any representation or warranty as to the accuracy or completeness of the information contained in this document, (ii) undertakes any obligation to update any information contained herein, except to the extent required by applicable law, or (iii) takes any responsibility under any circumstances for any loss or damage suffered as a result of any omission, inadequacy, or inaccuracy in this document, except to the extent required by applicable law. The following presentation is intended as a summary only, contains selected information and does not purport to be all-inclusive or to contain all of the information that may be relevant to a decision to invest in our securities. You should not rely upon this document in evaluating the merits of investing in our securities. Any decision with respect to an investment in our securities should be made based solely upon appropriate examination of our business, including an examination of our filings with the Securities and Exchange Commission ("SEC") and the "Risk Factors" contained therein.

The following presentation contains statements, estimates, forecasts and projections with respect to future performance and events, which constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Those statements include statements regarding the intent and belief or current expectations of Bitcoin Shop and its affiliates and subsidiaries and their respective management teams. These statements may be identified by the use of words like "anticipate", "believe", "estimate", "expect", "intend", "may", "plan", "will", "should", "seek" and similar expressions and include any financial projections or estimates or pro forma financial information set forth herein. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements. Important factors that could cause actual results to differ materially from our expectations include, without limitation, those detailed in our filings with the SEC. Neither Bitcoin Shop nor any of its affiliates undertakes any obligation to update any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

This document does not constitute and should not be interpreted as either a recommendation or advice, including investment, financial, legal, tax, regulatory or accounting advice. You should conduct your own independent investigation as to the economic, financial, regulatory, tax and accounting implications of an investment in Bitcoin Shop's securities, and you should consult your own attorney, business advisor, accounting and tax advisor for legal, business, accounting, regulatory or tax advice regarding an investment in Bitcoin Shop.

Bitcoin Shop files annual, quarterly and current reports, and other information with the SEC. Our filings with the SEC contain important information regarding Bitcoin Shop, its business, financial condition, results of operations and prospects. You should assume that information contained in any of our filings with the SEC is only accurate as of the date specified in such filings. Our business, financial condition, results of operations and prospects may have changed materially since any such date. You are advised to carefully review the description of our business and the "Risk Factors" set forth in our Annual Report filed on Form 10-K filed with the SEC on March 28, 2014.

Summaries of documents contained herein and in our filings with the SEC may not be complete and are qualified in their entirety by reference to the complete text of such document. In making an investment decision, you must rely on your own examination of these documents and such additional due diligence as you deem appropriate. We have not authorized any other person to provide you with information that is different from the information contained in our filings with the SEC. If anyone provides you with different or inconsistent information, you should not rely on it.

Our filings with the SEC are available to the public on, and may be reviewed at, the SEC's website http://www.sec.gov and on Bitcoin Shop's web site (www.bitcoinshop.us).

You may also read and copy any document that Bitcoin Shop files with the SEC at the SEC's Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549.

Table of Contents

Investment Highlights

- Bitcoin Shop, Inc. (“BTCS”) is an early mover in the digital currency ecosystem and one of the first U.S. publicly traded companies in the space
- We plan to build a digital currency ecosystem and have made strategic investments and partnerships to utilize and leverage the technologies and services of 4 key digital currency companies: GoCoin, Gem, Expresscoin and Coin Outlet
- We are rapidly scaling our low cost bitcoin mining efforts and believe this will provide revenue growth as we build our ecosystem
- We currently own two bitcoin ATMs and are the lead investor in Coin Outlet, a leading bitcoin ATM manufacturer, and operator and plan to grow this business
- Our beta ecommerce business offers over 250,000 curated products and utilizes its “*Intelligent Shopping Engine*” to find consumers competitive prices on products from over 250 retailers
- We have nearly completed the development of our secure bitcoin storage solution
- Digital currency acceptance and regulatory guidance indicates the potential for an increase in opportunities within the industry
- Our management team offers the right combination of capital markets experience, industry expertise, and business leadership

BTCS™

Blockchain Technology Consumer Solutions

Digital Currency Industry Overview

The Traditional *Traits* of Money*

○ ◔ ◕ ●

Poor ⟷ *Excellent*

Traits	Barter *(Before 600BC)*	Gold/Silver *(600BC - present)*	Fiat *(C. 806 - present)*	Bitcoin *(C. 2009 - present)*
Highly Divisible	○	●	●	●
Globally Transferable	○	◔	◕	●
Durable	◔	●	●	●
Secure *(counterfeiting)*	◔	◕	◕	●
Acceptable	◔	◕	●	◔
Scarce *(Predictable Supply)*	◔	◕	◔	●
Not Sovereign *(Government Issued)*	●	●	○	●
Decentralized**	○	○	○	●
Smart *(Programmable)***	○	○	○	●

** The above data was prepared by BTCS and reflects solely the opinion of BTCS and its management.*

*** New traits made possible by the invention of the blockchain.*

Digital Currency Ranking/Acceptance

Rank		Country	Money Supply (billions)
1		European Union	$6,205
2		Japan	$6,176
3		China	$4,907
4		United States	$2,311
5		Germany	$2,025
6		Italy	$1,161
≈	≈	≈	≈
105		Bosnia and Herzegovina	$4.11
106		Belarus	$4.02
107		**Bitcoin**	**$3.99**
108		Costa Rica	$3.87
109		Senegal	$3.58
110		Iceland	$3.56

Source: http://www.coinometrics.com, as of 1/9/2015

Notable Companies Accepting Bitcoin	Revenue (billions)
Microsoft	$92
Dell	$57
DISH	$14
Time Inc.	$3.5
Systemax Inc. (Tiger Direct)	$3.4
Overstock	$1.4
1-800-FLOWERS	$0.8
Zynga	$0.7
Digital River	$0.4
Total	**$173.2**

Source: Capital IQ, as of 12/16/2014

Bitcoin Adoption is Rapidly Accelerating

User Wallets [1]


5,000,000
4,500,000
4,000,000
3,500,000
3,000,000
2,500,000
2,000,000
1,500,000
1,000,000
500,000
-
Jan-11
Apr-11
Jul-11
Oct-11
Jan-12
Apr-12
Jul-12
Oct-12
Jan-13
Apr-13
Jul-13
Oct-13
Jan-14
Apr-14
Jul-14
Oct-14

Cumulative Trading Volume [2]


100,000,000
80,000,000
60,000,000
40,000,000
20,000,000
0
Sep-13
Oct-13
Nov-13
Dec-13
Jan-14
Feb-14
Mar-14
Apr-14
May-14
Jun-14
Jul-14
Aug-14
Sep-14

Est. Merchants Accepting Bitcoins [3]


80,000
70,000
60,000
50,000
40,000
30,000
20,000
10,000
-
Sep-13
Oct-13
Nov-13
Dec-13
Jan-14
Feb-14
Mar-14
Apr-14
May-14
Jun-14
Jul-14
Aug-14
Sep-14

of Transactions on Blockchain [4]


700,000
600,000
500,000
400,000
300,000
200,000
100,000
-
Oct-09
Feb-10
Jun-10
Oct-10
Feb-11
Jun-11
Oct-11
Feb-12
Jun-12
Oct-12
Feb-13
Jun-13
Oct-13
Feb-14
Jun-14
Oct-14

Source: 1. blockchain.info, bitcoinpulse.com; 2. bitcoinity.com; 3. blockchain.info, CoinDesk.com, Bitpay; 4. bitcoinity.com, as of 12/30/2014

Potential Market Cap. Disruption by Bitcoin

Market Cap (billions)

Processors	Market Cap
Visa Inc	$128.3
American Express Co	$87.1
MasterCard Inc	$80.8
Capital One Financial Corp	$45.1
Discover Financial Services	$28.6
Alliance Data Systems Corp	$13.0
Total System Services Inc	$5.4
Global Payments Inc	$4.9
Euronet Worldwide Inc	$2.4
Heartland Payment Systems Inc	$1.8
Green Dot Corp	$0.8
Total	**$398.2**

Securities Exchange	Market Cap
CME Group Inc	$26.6
Intercontinental Exchange Services Inc	$22.9
NASDAQ OMX Group Inc	$6.8
Total	**$56.3**

Trust/Escrow	Market Cap
M&T Bank Corp	$15.7
Associated Banc-Corp	$2.6
Private Bancorp Inc	$2.2
Total	**$20.5**

Payment Hardware	Market Cap
MICROS Systems Inc	$5.3
Ingenico	$5.0
NCR Corp	$4.8
Verifone Systems Inc	$3.4
Diebold Inc	$2.1
Wincor Nixdorf AG	$1.4
Outerwall Inc	$1.0
Agilysis Inc	$0.2
On Track Innovations Ltd	$0.1
Total	**$23.3**

Bank Software	Market Cap
Fiserv Inc	$15.5
Fidelity National Information Services Inc	$15.2
Jack Henry & Associates Inc	$4.4
ACI Worldwide	$2.0
Total	**$37.1**

Money Transmitters / ATM	Market Cap
Western Union Co	$8.2
Cardtronics Inc	$1.5
MoneyGram International Inc	$0.7
Xoom Corp	$0.7
Total	**$11.1**


$547 Billion
$500
$400
$300
$200
$100
$-
Securities Exchange
Payment Hardware
Trust / Escrow
Money Transmitters / ATM
Processors
Market Cap

Source: Wedbush Securities, Capital IQ, as of 10/13/2014

The Ecosystem Driving the Disruption

Peer-to-Peer
Decentralized
Worldwide Network



What is Bitcoin? Bitcoin is the most mature digital currency

What is a cryptocurrency? A cryptocurrency is a type of digital currency that relies on cryptography, peer-to-peer networking, and decentralization

Universal

bitX, CIRCLE, coinbase, COINIFY, coinplug, KORBIT

Mining	Exchanges	Wallets	Payment Processors	ATMs and Financial Services
				
HashMasterTech	BITFINEX INVEST IN THE FUTURE	Gem	GOCOIN International Payments Platform	COINOUTLET
spondooliestech	BITSTAMP	BitGo	bitpay	bitxatm
BitFury	BTCChina	ARMORY	BIPS	expresscoin
CLOUDHASHING	OKCOIN	xapo	Coinkite	COINFIRMA
HashFast		BLOCKCHAIN		freshpay
KnCMiner		MULTIBIT		cryptex
				LAMASSU

We Believe the Industry Should Favor Ecosystem Providers


Growth
Ecosystem Providers
Aggregate Solution Providers
Growth Ceiling
Single Solution Providers May Hit Growth Ceiling
Wallets, Exchanges, Processors, Mining, Financial Services
Time

Venture Capital Landscape

Investment Distribution



Exchanges 10%
Payment Processors 10%
Financial Services 12%
Wallets 17%
Other 8%
Mining Hardware 16%
Universal 30%

Sector	Total Invested (millions)
Payment Processors	$54
Exchanges	$49
Financial Services	$60
Mining Hardware	$82
Universal	$141
Wallets	$90
Other	$41
Total	**$517**

Source: CoinDesk.com, as of 1/23/2015

Early Stage VC Industry Comparison

Bitcoin vs. Early Internet VC Investment (millions)



$400
$350
$300
$250
$200
$150
$100
$50
$0
$96
$337
$250
2013 Bitcoin
2014 Bitcoin Run Rate
1995 Internet

Source: CoinDesk.com, as of 1/23/2015

VC Trend Summary

- Number of Universal Bitcoin companies doubled in 2014
- 2014 VC investment surpassed early internet investments
- Number of countries with Bitcoin VC investment grew from 8 to 18 in 2014

Source: CoinDesk.com, as of 1/7/2015

Notable Industry Comparables

Company	Type	Investment Size	Valuation / Market Cap
Vogogo Inc.[1] (TSXV: VGO)	Financial Services	$8.5 million	$118 million
Digital CC Ltd.[2] (ASX: DCC)	Mining	$8 million	$28.5 million
Bitpay[3]	Payment Processor	$30 million	$160 million
Xapo[4]	Wallet	$40 million	Not Disclosed
Blockchain[5]	Wallet	$30.5 million	Not Disclosed
BitGo[6]	Wallet	$12 million	Not Disclosed
Coinbase[7]	Universal	$25 million	$125 million
Circle[8]	Universal	$17 million	Not Disclosed

Source:

1. *TSXV – Market Cap as of October 10, 2014 (http://web.tmxmoney.com/quote.php?qm_symbol=VGO)*
2. *ASX – Market Cap as of October 13, 2014 (http://www.digitalbtc.com/share-capital/)*
3. *Wall Street Journal – May 13, 2104 (http://online.wsj.com/news/articles/SB10001424052702303851804579558383014468104)*
4. *CoinDesk.com – July 8, 2014 (http://www.coindesk.com/xapo-sets-40-million-fundraising-record-bitcoin-industry/)*
5. *CoinDesk.com – October 7, 2014 (http://www.coindesk.com/blockchain-grow-further-closing-30-5-million-funding-round/)*
6. *TechCrunch – June 6, 2014 (http://techcrunch.com/2014/06/16/bitgo-raises-12m-led-by-redpoint-for-multi-signature-bitcoin-wallets-services/)*
7. *TechCrunch – December 12, 2013 (http://blogs.wsj.com/digits/2013/12/12/andreessen-boosts-bitcoins-legitimacy/)*
8. *Wall Street Journal Blog – March 26, 2014 (http://blogs.marketwatch.com/thetell/2014/03/26/bitcoin-company-circle-raises-17-million-launches-consumer-product/)*

BTCS™

Blockchain Technology Consumer Solutions

Corporate Overview

Consumer Education & Adoption: "The Challenge"

Current User Experience

- Misperception of what Bitcoin is and can do
- Limited ways to enter ecosystem
- Uncertain and unknown risks



Exchange
Wallet
Block Chain
ATM
Average "Joe"
Use Case
QR Code
Cold Storage
Private Key
Commerce

Optimal User Experience

- Mass adoption will be driven by:
  - Increased education and awareness
  - Simple user interfaces
  - Value-added use cases



One Access Point
Wallet
ATM
Commerce
Use Case
Cold Storage
Private Key
Exchange
QR Code
Block Chain

Building a Universal Ecosystem: "The Solution"



WALLET
Gem
BTCS Wallet
ATM
COINOUTLET
BTCS ATMs
FINANCIAL SERVICES
expresscoin
MINING
BTCS Mining
BTCS
www.btcs.com
PAYMENT PROCESSOR
GOCOIN
ECOMMERCE
Bitcoin Shop

Strategic Partnerships	
GOCOIN	**BTCS was Lead Investor – Series A Board Seat*** • GoCoin is a leading international digital currency payment platform • Processes Bitcoin, Litecoin and Dogecoin • GoCoin recently signed deal with Paypal
expresscoin	**BTCS was Lead Investor – Bridge Round Advisor / Board Seat *** • Expresscoin is a digital currency exchange with multiple payment options
Gem	**BTCS was a Syndicate Investor – Series A** • Gem is a secure, cloud wallet storage technology • State-of-the-art, white label • API access
COINOUTLET	**BTCS was Lead Investor – Seed round** • Coin Outlet is a digital Currency ATM manufacturer • Coin Outlet plans to operate a worldwide ATM Kiosk network (100K locations secured) • BTCS has option to increase ownership

** BTCS has right to advisor role or board seat but has not yet formally completed appointments.*

Corporate Structure



Bitcoin Shop, Inc. (Nevada)
Minority Investments
100%
Bitcoinshop.us LLC (Maryland)
100%
BTCS Digital Manufacturing (Nevada)
GoCoin LLC (Delaware)
~2%
Express Technologies, Inc. (Delaware)
Bitvault, Inc. *Gem Platform* (Delaware)
~2.4%-11.4% (1)
Coin Outlet Inc. (Delaware)

1. *BTCS received: (i) a warrant to purchase an additional 16,668 shares at $6.0 per share which expires on December 31, 2015, and (ii) an option to execute a share exchange in one or more transactions for 75,488 shares of Coin Outlet Inc. in exchange for up to an aggregate of 3.5 million newly issued shares of BTCS. The option will automatically exercise on August 16, 2015 subject to certain conditions. If the warrant and option are exercised in full and the convertible note purchased by BTCS on January 19, 2015 is converted at its valuation cap of $6 million then BTCS would own approximately 11.4% of Coin Outlet Inc.*

Key Accomplishments


June 28
Company Founded
September 1
Website Launched
January 13
Management Team Joins
February 5 & 6
Begins Trading as a Public Company & Raised $1.875M
February 13
BTCS.com Purchased
March 26
Strategic and Lead Investor in GoCoin LLC
April 1
Marcum appointed as Independent Public Accounting Firm
May 9
Strategic Investor in BitVault Inc. (Gem)
July 10
Strategic and Lead Investor in Express Technologies, Inc.
September 16
Partnership established with Hashmaster Tech, LLC.
October 1
Lead Investor in Coin Outlet Inc.
January 19
Follow on Investment in Coin Outlet Inc.
January 19
Closed $498k financings led by management
January 23
Purchased 550 TH/s of mining hardware and Spondoolies agrees to take equity in BTCS
January 28
Signed lease on new mining facility
2013
2014
2015

Growth Strategy & Timeline


Time
Development
Customer Acquisition
Monetization
BTCS

Development Phase: focus on R&D and build robust and scalable enterprise grade universal platform

- Integrate new service offerings
- Develop single account ecosystem access

Customer Acquisition Phase: focus on growing user base

- Drive site traffic and new users
- Deliver additional products and services designed to broaden engagement across our customer base
- Leverage strategic partners to reduce customer acquisition costs

Monetization Phase: focus on monetizing user base

- Generate revenue from other service offerings
- Grow top and bottom line while maintaining lower fixed costs through scalable business model

Capitalization Table & Performance Options

Equity Cap Table[1]

	Shares	% Basic	% Diluted
Common Shares			
Public Float	62,093,312	42.9%	36.4%
Founders & Management[2]	82,673,923	57.1%	48.4%
Total Common	**144,767,235**	**100.0%**	**84.8%**
Preferred Stock (as converted)			
Series C Preferred (1:1)	2,200,000		1.3%
Total Preferred	**2,200,000**		**1.3%**
Warrants			
Warrants[3]	11,325,000		6.6%
Total Warrants	**11,325,000**		**6.6%**
Options			
Performance Options[4]	12,450,000		7.3%
Total Issued Options	**12,450,000**		**7.3%**
Total Diluted	**155,887,235**		**100.0%**

1. As of 1/20/2015
2. % diluted does not include warrants purchased by management in connection with the January 19, 2015 private placement
3. 875,000 warrants strike @ $1.00, Expire 2/6/2017, and 10,450,000 warrants strike @ $0.10, Expire 1/21/2020
4. Strike @ $0.10

Management Performance Option Triggers*

Financial Performance Goals	FYE 2015	FYE 2016
EBITDA Target, and	$500,000	$3,000,000
EBITDA per Share Target	$0.003	$0.014
Options to Vest	**3.75m**	**5.35m**
Revenue Target Bitcoinshop.us LLC		$1,000,000
Options to Vest		**1.5m**
Non-Financial Goals		
Nasdaq/NYSE listing		On or before 12/31/2016
Options to Vest		**1m**
Various operational milestones		On or before 12/31/2015
Options to Vest	**0.85m**	
Total	**4.6m**	**7.85m**

** As of 1/20/2015*

- On October 21, 2014 all officers and directors voluntarily agreed to the Company's redemption of an aggregate of 12,750,000 shares of common stock for an aggregate payment of $2,491
- Our officers, directors and large shareholders agreed to refrain from selling or transferring an aggregate of 58,504,575 shares of their common stock until February 5, 2017

Management Team

Charles Allen, *Chief Executive Officer, Chief Financial Officer, and Chairman of the Board of Directors*

- Responsible for overall corporate strategy and direction as well as managing corporate finances
- Extensive experience in business strategy, investment banking, investing and capital markets transactions
- Strong engineering background with experience in the compound semiconductor field
- B.S. in Mechanical Engineering, Lehigh University, M.B.A. Mason School of Business at the College of William & Mary

Michal Handerhan, *Chief Operating Officer, Co-Founder and Director*

- Supports business and R&D strategy across the management team
- Team leader for the National Aeronautics and Space Administration ("NASA") in their Peer Review Services group and web 2.0 developer at NASA's Goddard Space Flight Center
- President and CEO of Meesha Media Group, LLC, delivering high-definition video services, web development, database management, and social media solutions
- B.S. in Computer Science, Czech Technical University

Tim Sidie, *Lead Programmer, and Co-Founder*

- Leading our technology development and platform architecture
- Software Engineer II at the Space Telescope Science Institute supporting Hubble Space Telescope and James Webb Space Telescope projects
- Software Engineer at NASA's Goddard Space Flight Center for the Direct Readout Laboratory, building software for earth observing satellite systems
- B.S. in Computer Science, Ursinus College

Charlie Kiser Jr., *Executive Vice President*

- Responsible for our corporate marketing and business development strategy
- 15 years in management and C-level roles in marketing, sales, business development and operations
- Highlights include Chief Operating Officer for 60 Degrees Pharmaceuticals, Director of Sales and Business Development for Apiphany Inc., Vice President of Sales and Business Development for FortiusOne Inc./GeoIQ, Venture Mentor for AccelerateDC, the Washington, DC Economic Partnership Mentorship Program
- B.S./B.A in Finance, West Virginia University

Advisory Board

David Bailey, Chief Executive Officer of BTC Media
- BTC Media is one of the largest Bitcoin Media group with assets like *yBitcoin*.
- Founded Forza Financial, building it from concept to one of America's preeminent MFI's, and serves as Chairman
- Served on the Advisory Board for Lend for America
- Advisory Board Director for College Cryptocurrency Network
- Served on the Culverhouse Investment Management Group Board of Directors
- Founded two long-only equity funds

Patrick Cines, Chief Executive Officer of BitMercury Ventures
- Founding president of the Penn State University Bitcoin Club
- Director of Mid-Atlantic Relations for the College Cryptocurrency Network

Carol Van Cleef, Partner at Manatt, Phelps and Phillips, LLP
- Co-chair of the Global Payments Group, and a member of the Financial Services and Banking practice
- Experienced in federal and state regulatory, compliance, and enforcement matters, including anti-money laundering and sanctions compliance, electronic payments and digital/virtual currencies, privacy and data security, and consumer protection issues
- Clients include banking organizations, credit unions, securities firms, insurance companies, finance companies, money service businesses, technology companies and hedge funds, among others

Bruce Fenton, Founder and Managing Director of Atlantic Financial Inc.
- President of the Bitcoin Association
- Advisor to various large charitable organizations, private equity and family offices
- Outspoken believer in the digital currency ecosystem

Jeremy Gardner, Co-founder and Executive Director of the College Cryptocurrency Network
- College Cryptocurrency Network is an international, non-profit organization composed of student groups and academics dedicated to blockchain education, innovation, and advocacy
- Founder of Ausum Ventures, a horizontal blockchain incubator

Advisory Board

Jason King, Founder of Sean's Outpost

- Sean's Outpost has fed thousand of meals to the needy and is funded through bitcoin donations
- Founder of Satoshi Forest, a 9 acre homeless shelter near Pensacola FL
- Organizer Bitcoin conferences across the country including Bitcoins in the Beltway and Coins in the Kingdom

Will O'Brien, Chief Executive Officer and Co-founder of BitGo, Inc.

- Seasoned technology entrepreneur and executive, advisor and angel investor
- Featured in the Wall Street Journal, New York Times, Forbes, AllThingsD, and BusinessWeek
- M.B.A. from MIT Sloan School of Management and a B.A. in Computer Science from Harvard University

Jonathan Silverman, Partner and Co-founder of Sator Square Partners, LLC

- Investment Manager focused on actively managed strategies in Digital Currency
- Former Head of Trading at Tradehill, Inc., a start-up bitcoin exchange based in San Francisco
- Former trader at Morgan Stanley where he traded Delta-One Equity Products
- Has held Series 3, 7, 55, and 63 designations from FINRA

Changpeng Zhao, Chief Technical Officer and Co-founder of OkCoin.com

- OKCoin.com is one of the largest digital currency exchanges in the world
- In charge of all technical development as well as international markets at OKCoin.com
- Former Head of Development at Blockchain.info, where he managed development of all products including Blockchain.info, Wallet, API, Merchant App and ZeroBlock

BTCS Mining

BTCS™

Blockchain Technology Consumer Solutions

Digital Currency Mining

The Waiting is Over - A Timed Mining Entrance


The Perfect Storm

1
- Rapid difficulty increases rendered mining hardware obsolete in a matter of months
- Poor investment due to risk / reward profile

2
- Network hash rate doubled every 1.87 months in 2014*. According to Moore's law CPU power should double every 2 years. ASIC (Application Specific Integrated Circuit) processing power approaching CPU processing growth pattern
- Predictable revenue expected
- Mining costs can no longer be ignored and smaller miners are being pushed out

3
- Price decline and price-to-difficulty spread has resulted in high end mining hardware readily available at competitive prices
- Limited capital available to invest and fund data centers and mining hardware

Bitcoin Price vs. Mining Difficulty Level


Bitcoin Price (USD)
Difficulty (millions)
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
45,000
40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
-
10/1/2013
11/1/2013
12/1/2013
1/1/2014
2/1/2014
3/1/2014
4/1/2014
5/1/2014
6/1/2014
7/1/2014
8/1/2014
9/1/2014
10/1/2014
11/1/2014
12/1/2014
1
2
3
Optimal Entry Point

*Source: CoinDesk.com, as of 12/30/2014, * calculated by BTCS based on publicly available hash rate data*

Mining Overview

Overview:
- Over $1.5 billion worth of un-mined bitcoins
- High IRR's expected on equipment with tolerable risk profile
- Synergies with other BTCS businesses

Hardware: spondooliestech
- 93% of current hardware are Spondoolies S35s
- Spondoolies is a shareholder of BTCS

Current Facility:
- Near capacity without making upgrades
- Low operating cost

New Facility:
- 83,000 square feet – repurposed manufacturing building
- 10+ Mw of power available to building
- ~30% lower operating cost then current facility
- 1st year rent of $58,271 with option to buy between 1st and 2nd year for $775,000 (less cumulative rent payments and security deposit)
- Potential for hosted mining service and additional revenue streams

BTCS Hashing Power (Th/s)



1,000
900
800
700
600
500
400
300
200
100
0
406% Pro Forma
Growth
Over 100 Th/s came online in mid-December
176
891
2014Q4
2015Q1*

* includes hardware that has been purchased but not yet mining, as of 1/23/2015

BTCS Mined Bitcoins



60
50
40
30
20
10
0
$52
2014Q4

New Facility






EXIT
NATIONAL SPINNING

Operational Hedge*

Our facility has low operational costs


USD Exchange Rate
Bitcoin Price
Time
Bitcoins
Number of Bitcoins Mined
Time
Revenue
Estimated BTCS's Mining Revenue
Time
WHY?
IRR
Small Miner's IRR
Time
Small Miners Go Offline
Hashrate
Network Hashrate
Time
Difficulty
Mining Difficulty
Time
Bitcoins
Number of Bitcoins Mined
Time

- Declining bitcoin price forces smaller mining operations offline

- Miners are competing for a fixed number of bitcoins
- BTCS mining capacity may account for a larger % of total network hash rate
- Useful life of mining hardware increases with difficulty decrease

- BTCS may earn more bitcoins

** The operational hedge assumes the total current network hash rate includes miners with higher operating costs than BTCS which may come offline during bitcoin price declines. There is no guarantee the operational hedge will occur.*

BTCS ATMs

BTCS™

Blockchain Technology Consumer Solutions

ATM Solutions

COINOUTLET

ATM Market Overview

- Bitcoin ATMs are rapidly gaining popularity as a method to bring bitcoin adoption to the masses
- Converting traditional ATMs to utilize bitcoin is typically not practical
- BTCS owns two BitXatms, which it plans to deploy and have operated by its partner Coin Outlet

U.S. Bitcoin ATM Locations



Overstock.com Headquarters
COINOUTLET

Source: http://coinatmradar.com, as of 12/29/2014

BitXatm



Coin Outlet



# of Bitcoin ATMs Worldwide



400
350
300
250
200
150
100
50
0
Oct-13
Nov-13
Dec-13
Jan-14
Feb-14
Mar-14
Apr-14
May-14
Jun-14
Jul-14
Aug-14
Sep-14
Oct-14
Nov-14
Dec-14

Source: http://coinatmradar.com, as of 12/29/2014

Coin Outlet – Key Facts*

- BTCS has the ability to own up to 11.4% of Coin Outlet at a $6 million dollar valuation assuming BTCS exercises its Option and Warrant
- Coin Outlet has 4 digital currency ATMs in service and plans to expand to over 150 in 2015
- Coin Outlet partnered with Locant Services who holds the exclusive rights to locate equipment such as Coin Outlet ATMs at over 100,000 high traffic locations across the United States
- Current Coin Outlet locations:
  - Overstock (Nasdaq: OSTK) headquarters
  - University of North Dakota Center for Innovation Foundation
  - 454 Grill (Restaurant / Bar)
  - Bad Decisions (Restaurant / Bar)
- High profile target locations:
  - Universities
  - Dense populations for remittance
- ATM platform anticipated to provide springboard to remittance market
- Coin Outlet is AML/KYC compliant which we anticipate should create a short term barrier to entry

COINOUTLET



Based on information made publicly available by Coin Outlet, Inc., as of 1/23/2015

Bitcoin Shop

BTCS™

Blockchain Technology Consumer Solutions

Ecommerce Business

U.S. Ecommerce Market Overview

- Ecommerce represented only 6% of total U.S. retail sales in 2012 leaving significant growth opportunities
- Electronics and apparel/accessories estimated to account for approximately 46% of U.S. ecommerce sales by 2016
- Books, movies and videos forecasted to grow at 16.3% CAGR through 2017
- Large retail categories like auto and food/beverage have lower sales online indicating room for growth

Source: "US Retail Ecommerce: 2013 Forecast and Comparative Estimates", eMarketer

U.S. Online Retail Forecast (billions)


$157
$176
$197
$218
$240
$259
$279
2009
2010
2011
2012
2013
2014
2015

Source: Forrester Research, Inc.

U.S. Online Sales by Category


30%
25%
19%
12%
5%
4%
3%
2%
Consumer electronics and appliances
Apparel
Media, toys, and games
Food and drink
Furniture and homeware
Beauty and personal care
Home improvement and home care
Other

Source: ATKearney The 2013 Global Retail Ecommerce Index™

The Solution – "*Intelligent Shopping Engine*"

1 We search retailers you ***TRUST***



2 We find the most ***COMPETITIVE DEALS***


PRICE SHIPPING TOTAL
BIG BOX I $100 $15 $115
BIG BOX II $95 $10 $105
BIG BOX III $120 FREE $120
BIG BOX ...
INTELLIGENT SHOPPING

3 We strive to make you ***HAPPY!***



1. **We search over 250 retailers**
   - You spend less time searching site to site
   - You count on top name retailers you know and trust


TESTING
BETA
TESTING

2. **Our "*Intelligent Shopping Engine*" finds the most competitive deals.**

3. **We oversee fulfillment and strive for a smooth shopping experience**
   - We provide customer service
   - We oversee product delivery and satisfaction

The User Experience


My Account
My Wishlist (1 item)
Checkout
Log Out
Support
Current BTC rate: $354.9800
Bitcoin - Ƀ
Bitcoin Shop
0 item(s) - Ƀ0.0000
ELECTRONICS
OFFICE PRODUCTS
PERSONAL
HOME
ENTERTAINMENT
AUTO & INDUSTRIAL
SPORTS
Crosley - Corded Kettle Classic Desk Phone - Black
Retailer | Price | Tax | Shipping | Processing Fee | Total
Toys R Us | Ƀ0.1087 | Ƀ0.0065 | Ƀ0.0136 | 3% | Ƀ0.1321
Best Buy | Ƀ0.1359 | Ƀ0.0082 | Ƀ0.0136 | 0% | Ƀ0.1577
Brookstone | Ƀ0.1358 | Ƀ0.0081 | Ƀ0.0136 | 3%
NORDSTROM | Ƀ0.1360 | Ƀ0.0082 | Ƀ0.0136 | 3% | Ƀ0.161
drugstore | Ƀ0.1630 | Ƀ0.0098 | Ƀ0.0136 | 3% | Ƀ0.1913
Add Best Price to Cart
Bitcoin - BTC
Dogecoin - XDG
Litecoin - LTC
US Dollar - USD
Site wide currency selector
INTELLIGENT SHOPPING ENGINE
RUNS IN REAL TIME
Add Best Price to Cart
Add to Wish List
TESTING
BETA
TESTING

Intelligent Shopping Offers Universal Benefits

Digital Currencies

bitcoin ACCEPTED HERE

litecoin ACCEPTED HERE

dogecoin ACCEPTED HERE

- Enable fast and secure payments
- Offer lower transaction fees
- Eliminate charge backs
- New currencies may fuel customer growth
- International growth potential
- Improved customer service options offered

Traditional Payments (Coming Soon)

MasterCard

VISA

AMERICAN EXPRESS

DISCOVER

- Major credit cards is anticipated to greatly expand customer base
- Consumer pays fee for using credit card
  - Value add to consumer still anticipated due to product spread
- Goals:
  - Convert users to adopt digital currencies over time
  - Increase conversions at checkout
- Certain areas of customer service handled by vendors

COMING SOON

Ecommerce Vendor Growth Initiatives


Product Source
On-Going Discussions
Applying
Expanding
Higher
Typical Margin
Lower
Manufacturers and Exclusives
Drop Shippers
Affiliate Programs
Estimated Sales & Products Offered
"Intelligent Shopping Engine"
PRICE SHIPPING TOTAL
BIG BOX I $100 $15 $115
BIG BOX II $95 $10 $105
BIG BOX III $120 FREE $120
BIG BOX ...
INTELLIGENT SHOPPING

BTCS Wallet

BTCS™

Blockchain Technology Consumer Solutions

Bitcoin Secure Storage Solution

COMING SOON

Powered by Gem

Secure Storage Overview

- Bitcoin storage security is necessary for mass adoption
- According to Gem over 9% of all bitcoins have been stolen or lost
- Multi-signature technology allows users to protect their bitcoins without entrusting a third-party with their funds, thus eliminating a single point of failure
- Our multi-signature storage solution combines three keys and every transaction requires valid signatures from at least ***two*** of the keys:
  1. BTCS cosigning key
  2. Primary key
  3. Offline backup key
- Our storage solution offers 2-factor authentication for added security
- Our solution is built on Gem's technology tool kit and we are the only strategic investor in Gem


COMING SOON
COMING SOON
COMING SOON

The User Interface



Real time USD balance
Security Logs and Settings
BTCS Wallet
Logged in as:
joe@somewhere.com
Refresh
My Wallets
My First Wallet
2.1234 BTC - 768 USD
Super's Savings
0.1234 BTC - 32.45 USD
College Savings
12.432 BTC - 4,321.45 USD
My First Wallet
Balance 2.1234 BTC - 768 USD
Send Bitcoins
Receive Bitcoins
Transactions
Nov 1, 2014 You transferred money to another account COMPLETE -0.3763 BTC
Aug 22, 2014 You sent bitcoin to an external account COMPLETE -1.0002 BTC
Aug 22, 2014 You sent bitcoin to Alp Akbasli COMPLETE -0.6235 BTC
Mar 13, 2014 You purchased bitcoins COMPLETE +1.00 BTC
Feb 7, 2014 You sent bitcoin to cbernstein@srff.com COMPLETE -10.035 BTC
Feb 7, 2014 You received bitcoin from an external account COMPLETE +1.00 BTC
Feb 7, 2014 You received bitcoin from an external account COMPLETE +9.035 BTC
Feb 7, 2014 You received bitcoin from an external account COMPLETE +1.00 BTC
Unlimited Wallets
Most recent transactions



COMING SOON

A Secure Storage Solution



Every transaction requires 2 of 3 keys

KEY #1:
BTCS Cosigning Key

BTCS Wallet

KEY #2:
Primary Key

KEY #3:
Offline Backup Key

BTCS hold one key, so user is always in control of funds

Wallet can be recovered if one key is lost

User is always in control of funds

COMING SOON

Planned User Experience

User accesses wallet:


1
BTCS Wallet
User Login
2-Factor Authentication
2
BTCS Wallet
2-Factor Authentication
Primary Key
Cosigning Key
BTCS Wallet
(BTCS uses its key when user enters password)

User sends Bitcoin:


3
Recipient
2-Factor Authentication
Transaction Confirmed

4 Levels of Security

1. User Name / Password
   Multi-Signature
2. 2-Factor Authentication*
3. 2-Factor Authentication*

* User can disable

COMING SOON

Summary

- BTCS is an early mover in the digital currency ecosystem and one of the first U.S. publicly traded companies in the space
- We plan to build a digital currency ecosystem and have made strategic investments and partnerships to utilize and leverage the technologies and services of 4 key digital currency companies: GoCoin, Gem, Expresscoin and Coin Outlet
- We are rapidly scaling our low cost bitcoin mining efforts and believe this will provide revenue growth as we build our ecosystem
- We currently own two bitcoin ATMs and are the lead investor in Coin Outlet, a leading bitcoin ATM manufacturer, and operator and plan to grow this business
- Our beta ecommerce business offers over 250,000 curated products and utilizes its "*Intelligent Shopping Engine*" to find consumers competitive prices on products from over 250 retailers
- We have nearly completed the development of our secure bitcoin storage solution
- Digital currency acceptance and regulatory guidance indicates the potential for an increase in opportunities within the industry
- Our management team offers the right combination of capital markets experience, industry expertise, and business leadership

Contact Info

Charles Allen
Chief Executive Officer

Investor Contact Info
ir@btcs.com
(202) 430-6576